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                                                                   Exhibit 10.45


Prepared By:               Helen M. Mittelman, Esq.
                           Winick & Rich, P.C.
                           919 Third Avenue
                           New York, New York 10022












                         MORTGAGE AND SECURITY AGREEMENT

LENDER: FINOVA CAPITAL CORPORATION, A DELAWARE CORPORATION, HAVING AN ADDRESS AT 115 WEST CENTURY ROAD, PARAMUS, NJ 07652

BORROWER: ROADHOUSE GRILL, INC., A FLORIDA CORPORATION, HAVING AN ADDRESS AT
          6600 N. ANDREWS AVENUE, SUITE 160, FT. LAUDERDALE, FLORIDA 33309

1. DEFINITION OF TERMS. As used in this Mortgage and Security Agreement, the following terms shall have the following meanings:

     1.1 LAND: The land described in Exhibit A attached hereto, together with all right, title and interest of Borrower thereto.

     1.2 IMPROVEMENTS: (a) All buildings, structures and other improvements now or hereafter existing or erected on the Land, (b) all fixtures of every kind and nature now or hereafter owned by Borrower and used in connection with such improvements, and (c) all of Borrower's interest in personal property of any kind or nature whatsoever, which is or will be used on or in connection with, the Land or any of the foregoing, including, without limitation, all equipment, machinery, and furniture, together with all present and future attachments, accessions, replacements and additions located on the Land.

     1.3 PROPERTY: The Land, Improvements, Easements or any portion thereof or interest therein.

     1.4 LEASE(S): All leases and other occupancy or use agreements, now or hereafter existing, which cover or relate to all or any portion of the Property.





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     1.5 OBLIGATIONS: All principal, interest, late charges, other charges, prepayment and other premiums, indemnification amounts due or to become due by Borrower to Lender and all other liabilities of Borrower to Lender due or to become due under the Loan Documents.

     1.6 NOTE: A Promissory Note made by Borrower in favor of Lender of even date herewith in the principal amount of $15,000,000.

     1.7 INDENTURE: This Mortgage and Security Agreement and all modifications or amendments thereto or extensions thereof.

     1.8 LOAN AGREEMENT: The Loan and Security Agreement of even date herewith executed by and between Borrower and Lender.

     1.9 LOAN DOCUMENTS: The Indenture, the Note, the Loan Agreement, Uniform Commercial Code financing statements and amendments, other mortgage and security agreements executed in connection with the Note, and any and all other documents or instruments related to or evidencing any portion of the Obligations, whether now or hereafter given or made by or on behalf of Borrower to Lender.

     1.10 FRANCHISE: Roadhouse Grill, Inc.

     1.11 EASEMENTS: All easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and all appurtenances whatsoever, in any way, now or in the future, belonging, or relating to the Land, whether now owned or hereafter acquired by Borrower.

     1.12 MAXIMUM AMOUNT: For purposes of recording this Indenture only, the maximum amount of the Obligations secured by this Indenture shall be $15,000,000.




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2.   GRANTING CLAUSES. Borrower hereby irrevocably and absolutely grants, assigns, mortgages, bargains, sells and conveys to Lender, with all POWERS OF SALE AND STATUTORY RIGHTS AND COVENANTS, and grants to Lender a security interest in all of Borrower's estate, right, title and interest in the Property, together with all proceeds thereof (including but not limited to Insurance Proceeds and Taking Proceeds as hereinafter defined) FOR THE PURPOSE OF SECURING payment of the Obligations and the due, prompt and complete observance, performance and fulfillment of each and every obligation, covenant, condition, warranty, agreement and representation of Borrower contained in the Loan Documents, together with all and singular the rights, members, hereditaments, and appurtenances to the same belonging or in any way incident or appertaining, and of all rents, issue and profits which may arise or be had therefrom, and all improvements and fixtures now or hereafter attached thereto. TO HAVE AND TO HOLD all in singular the said Property unto the Lender its successors and assigns forever. This Indenture is also intended to be a security agreement under the Uniform Commercial Code as in force, from time to time, in the state where the Property is located (the "State").

3. ASSIGNMENT OF LEASES AND RENTS. As additional collateral for the payment of the Obligations, Borrower hereby assigns to Lender the Leases, including the rents, income and profits of the Property, and grants the Lender the right to enter upon and take possession of the Property for the purpose of collecting the same and to let the Property or any part thereof, and to apply the rents, income and profits (after payment of all necessary charges and expenses) on account of the Obligations. Until an Event of Default as hereinafter defined shall occur, Borrower shall be entitled to collect and receive said rents, income and profits. Borrower warrants that: (a) Borrower is or will be the sole owner of the entire lessor's interest in the Leases; (b) the Leases are or will be valid and enforceable and have not been and will not be altered, modified, or amended in any manner whatsoever except as herein set forth; (c) no rents reserved in the Leases have been or will be assigned or anticipated; and (d) no rents for any period subsequent to the date of this assignment have been or will be collected in advance of the time when the same shall become due under the terms of the Leases. Borrower will not (i) execute any other assignment of its interest in the Leases or assignment of rents arising or accruing from any Lease or from the Property; (ii) alter, modify or change the terms of any Lease or give any consent to exercise any option required or permitted by such terms without the prior written consent of ; (iii) consent to any assignment or subletting under any Lease not in accordance with its terms, without the prior written consent of Lender. If an Event of Default shall occur and be continuing, Borrower will, upon Lender's demand, to the extent Borrower is using or occupying the Property, pay monthly in advance to Lender


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or to any receiver appointed to collect said rents, income and profits, the fair and reasonable rental value for the use and occupation of the Property. The exercise by Borrower of any right or remedy available under applicable law with respect to any Lease including without limitation, the collection of the rents, income and profits and the application thereof as herein provided shall not be considered a waiver of any default by Lender under this Indenture or any Lease or this assignment. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Property after default or from any other act or omission of Lender in managing the Property after default unless such loss is caused by the willful misconduct or bad faith of Lender. Lender shall not be obligated to perform or discharge any obligation, duty, or liability under any Lease or under or by reason of this assignment. Should
Lender incur any such liability under any Lease or under or by reason of this assignment, or in defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be Obligations.

4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that the following are true, correct and complete as of date of the
Indenture:

     4.1 ORGANIZATION AND QUALIFICATION. Borrower is duly organized, validly existing and in good standing as a limited liability company under the Laws of the State of Florida with full power and authority to own its properties and to transact its business as now transacted and as contemplated to be transacted. Borrower is qualified and in good standing to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification.

     4.2 EXECUTION, DELIVERY AND EFFECT OF LOAN DOCUMENTS. The Loan Documents have each been duly authorized, executed and delivered by Borrower, and each of the Loan Documents is a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

     4.3 NO VIOLATION; REQUIRED APPROVALS. Borrower is not in material violation of any term or provision of any document governing its organization or existence or in default under any material instruments or obligations relating to Borrower's business, assets or the Property and no claim or default relating to such instruments, assets, business, or the Property has been asserted against Borrower. The execution and performance by Borrower of the Loan Documents and the consummation of the transactions contemplated thereby will not result in any material breach of, or constitute a material default under, any contract, agreement, document or other instrument to which Borrower is a


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party or by which Borrower may be bound or affected. No approval by, authorization of, or filing with any federal, state or municipal or other governmental commission, board or agency or other governmental authority is required in connection with the authorization, execution and delivery of the Loan Documents.

     4.4 CONSTRUCTION AND COMPLETION OF IMPROVEMENTS. The Improvements have been completed and installed in a good and workmanlike manner, in compliance with the Laws as such term is hereinafter defined. There are no contracts or agreements of any kind, either oral or in writing, now in existence covering labor or materials heretofore furnished or to be furnished in connection with the Property which are incomplete nor is any indebtedness outstanding for labor and materials in connection with the Property.

     4.5 LITIGATION. Except as previously disclosed, there are no pending suits, judgments, executions, condemnation, proceedings, zoning changes or any other proceedings pending or of record in any court of any nature or before or by any governmental or administrative agency which could in any manner now or hereafter affect the Borrower's title to, possession of or use of the Property, or which could now be or hereafter constitute a lien thereon or materially or adversely affect the Property or Borrower or change the Property. To the best of Borrower's knowledge there are not threatened suits against Borrower or the Property. No petitions or cases have been filed by or against Borrower under any federal or state insolvency law. No portion of the Property is subject to any right of redemption in favor of any third party under the foreclosure laws of State.

     4.6 TITLE TO PROPERTY. Borrower has good and clear, record and marketable title to the Property, free of all liens, encumbrances or restrictions, except as set forth in the title policy issued in connection with this Indenture.

     4.7 COMPLIANCE WITH THE LAW. The Improvements and the use to which the Borrower makes thereof, comply with all applicable restrictive covenants, zoning ordinances, building codes and flood disaster laws; that Borrower has obtained or will obtain when required to do so, all requisite zoning, utility and building permits from all governmental entities or authorities having jurisdiction over the Property.

     4.8 FLOOD PLAIN. The Property is not located in an area designated as a Flood Plain or if so located Borrower has obtained Federal Flood Plain insurance coverage and delivered a certificate of such coverage to Lender.


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5.   COVENANTS OF BORROWER.

     5.1 PAYMENTS.

         (a) OBLIGATIONS. Borrower shall pay promptly to Lender, when due, the Obligations at the times and in the manner provided in the Loan Documents. Time is of the essence with respect to payment of the Obligations.


         (b) PROPERTY TAXES AND CHARGES. (i) Borrower shall, pay, prior to delinquency, all real estate taxes and personal property taxes, assessments, levies, utility and sewer charges, and any and all taxes and other charges, imposed upon or assessed against Borrower or the Property, or upon the rents, income and profits of use or possession thereof, and any stamp or other taxes which may be required to be paid with respect to any of the Loan Documents ("Property Taxes and Charges"). Upon Lender's request Borrower shall furnish Lender with receipts showing payment of the Property Taxes and Charges prior to such Property Taxes and Charges becoming delinquent.

             (ii) Upon notice to Borrower after the occurrence of any Event of Default, and without limiting any other remedies available to Lender under this Mortgage, in equity or at law, Lender shall be entitled to require Borrower to pay monthly in advance to Lender the equivalent of 1/12th of the annual Property Taxes and Charges, as estimated by Lender in its sole discretion. Lender shall apply such funds against the next accruing installments of Property Taxes and Charges. Lender shall have the right to make any payment of Property Taxes and Charges out of such funds notwithstanding that Borrower is then protesting or contesting such Property Taxes and Charges. Lender may commingle such funds with its own funds, and Borrower shall not be entitled to interest thereon. If the Property is sold in foreclosure or otherwise acquired by the Lender after default, any remaining balance of such funds shall be applied to the Obligations as of the date of the commencement of foreclosure proceedings or as of the date title to the Property is otherwise acquired, whichever is earlier. If the Property is sold or conveyed, Borrower's right, title and interest in and to such funds will automatically, and without necessity of further assignments, be held for the account of the new owner.


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             (c) TAXES ON LENDER. If the Laws impose upon Lender the obligation to pay the whole or any part of the Property Taxes and Charges or changes in any way the Laws relating to taxation so as to adversely affect the Loan Documents, then Borrower shall pay such Property Taxes and Charges or reimburse Lender for such adverse affect immediately therefor, unless in the opinion of counsel to Lender, it might be unlawful to require Borrower to pay the same or such payment might result in the imposition of interest prohibited by the Laws.

             (d) LIABILITIES. Borrower shall pay, prior to delinquency, all debts and liabilities incurred in the construction, operation, development, use, enjoyment, repair, maintenance, replacement, restoration and management of the Property including, without limitation, utility charges, sums due mechanics and materialmen and other sums secured or which might if unpaid become liens on the Property.

             (e) EXPENSES. Borrower shall, to the extent allowed by the Laws, pay, on demand and without counterclaim, setoff, deduction, defense, or reduction, all fees (including, without limitation, reasonable attorneys' fees and disbursements), taxes, recording fees, commissions and other liabilities, costs and expenses incurred in connection with (i) the making or enforcement of the Loan Documents; (ii) Lender's exercise and enforcement of its rights and remedies hereunder; and (iii) Lender's protection of the Property and its interest therein. Borrower shall not be entitled to any credit against or in reduction of the Obligations by reason of the payment of any sums required to be paid under Paragraph 5.1 (b) through (e) hereof. Lender may at its option pay on behalf of Borrower all sums required hereunder and all such sums shall be deemed to be part of the Obligations.

     5.2 OPERATION OF THE PROPERTY.

         (a) MAINTENANCE; ALTERATIONS. Borrower shall maintain and preserve the Property in good repair and condition and shall not commit, permit or suffer any demolition or waste of the Property or any use or occupancy which constitutes a nuisance or violation under the Laws, except as set forth in the Loan Documents.

         (b) LIENS. Borrower shall promptly discharge any mechanics', laborers', materialmen's or similar or other lien, charge, attachment, or LIS PENDENS filed or recorded which relates to Borrower or the Property and otherwise keep the Property free and clear of all Liens (as defined in the Loan Agreement).

         (c) COMPLIANCE WITH LAWS AND PRIVATE COVENANTS. Borrower shall keep, observe, and satisfy, and not suffer


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violations of any, Federal, regional, State and local laws (including, without limitation, all environmental laws), ordinances, rules, regulations, statutes, decisions, order, judgments, directives or any governmental or regulatory authority, court or arbitrator (collectively "Laws") and private covenants materially affecting the Property.

         (d) INSPECTION. Borrower shall permit Lender and Trustee to enter upon and inspect the Property at reasonable times without delay, hinderance or restriction.

         (e) OPERATION AS RESTAURANT. Borrower shall operate (or cause its tenants to operate) the Property as a Franchise restaurant and shall not cease nor permit the tenant to close such operation without Lender's prior written consent.

    5.3 INSURANCE. Borrower shall obtain and keep in force, with one or more insurers acceptable to Lender, such insurance as Lender may from time to time require by notice to Borrower, including, as a minimum, insurance providing
(i) comprehensive general liability (including bodily injury and property damage coverage) with a broad form coverage endorsement and a combined single limit of at least $2,000,000.00, and (ii) protection against fire, "extended coverage" and other "All Risk" perils, including, if specifically required by Lender, earthquake and flood, to the full replacement value of the Property, with a waiver of subrogation endorsement. All property insurance policies shall include the standard mortgagee clause in use in the State naming Lender as the first mortgagee with loss payable to Lender as such mortgagee and all other policies shall name Lender as an additional insured. All insurance policies shall not be cancelable or modifiable without 30 days' prior written notice to Lender and shall provide for a deductible of not more than $1,000.00 for any single "Casualty" as hereinafter defined. Borrower shall provide Lender with evidence of compliance with this Paragraph in such forms as required from time to time by Lender, or at least 15 days prior to the expiration date of any policy required hereunder, each bearing notations evidencing the prior payment of premiums.

    5.4 SALES; LEASES AND ENCUMBRANCES. Borrower shall not, without the prior written consent of Lender, (a) convey, assign, sell, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant options with respect to, lease or otherwise dispose of all or any part of any legal or beneficial interest in any part or all of the Property, or any interest therein; or (b) convey, assign, transfer or otherwise dispose of a material portion of the assets of Borrower (other than the Property), including but not limited to any currently existing or hereafter acquired Franchise of Borrower and any assets used by Borrower in connection with such Franchise, other than in the ordinary course of business of Borrower.


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    5.5  FURTHER ASSURANCES. Borrower shall promptly upon request of Lender
(a) correct any defect, error or omission which may be discovered in the contents of any Loan Document or in the execution or acknowledgment thereof; (b) as to the Property, execute, acknowledge, deliver and record or file such further instruments (including, without limitation, mortgages, deeds of trust, security agreements, financing statements and specific assignments of rents or leases) and do such further acts, in either case as may be necessary, desirable or proper in Lender's opinion to (i) protect and preserve the first and valid lien and security interest of this Indenture on the Property or to subject thereto any property intended by the terms thereof to be covered thereby; and
(ii) protect the interest and security interest of Lender in the Property against the rights or interests of third parties. Borrower hereby appoints Lender as its attorney-in-fact, coupled with an interest, to take such actions to protect and preserve its valid liens and security interests in the Property and to perform such obligations on behalf of the Borrower, at Borrower's sole expense, if Borrower fails to comply fully with this Paragraph.

    5.6  INDEMNITY. Borrower shall indemnify, defend and hold harmless
Lender from and against, and, upon demand, reimburse Lender for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which may be imposed upon, asserted against Lender on account of any act performed or omitted to be performed under the Loan Documents or on account of any transaction arising out of or in any way connected with the Property or the Loan Documents, including but not limited to any brokerage fees.

    5.7 NOTICES. Borrower shall deliver to Lender at Lender's address set forth herein promptly upon receipt of the same, copies of all notices, certificates, documents and instruments received by Borrower which materially and adversely affect Borrower, the Property or the Leases.

    5.8 ESTOPPEL CERTIFICATES. Borrower shall promptly furnish to Lender from time to time, on the request of Lender, written statements signed and, if so requested, acknowledged, setting forth the then unpaid principal and interest on the Note and specifying any claims, offsets or defenses which Borrower asserts against the Obligations or any obligations to be paid or performed by Borrower under the Loan Documents, together with any other information reasonably requested by Lender.

    5.9 DEFENSE. Borrower shall, without liability, cost or expense to Lender, protect, preserve and defend title to the Property and the security interest of Lender, against all adverse


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claimants to title or any possessory or non-possessory interests therein.

    5.10 PERSONALTY. Borrower shall use the portion of the Improvements which constitutes personalty ("Personalty") solely at the Property. Borrower shall from time to time when requested by Lender, provide Lender with a current, accurate inventory of the Personalty.

6.  CASUALTIES AND TAKINGS.

    6.1 NOTICE TO LENDER. In the case of any act or occurrence of any kind or nature which results in damage, loss or destruction to the Property (a "Casualty"), or commencement of any proceedings or actions which might result in a condemnation or other taking for public or private use of the Property or which related to injury, or damage thereto (a "Taking"), Borrower shall immediately notify Lender describing the nature and the extent of the Taking or the Casualty, as the case may be. Borrower shall promptly furnish to Lender copies of all notice, pleadings, determinations and other papers in any such proceedings or negotiations.

    6.2 REPAIR AND REPLACEMENT. In case of a Casualty or Taking, Borrower shall promptly (at Borrower's sole cost and expense and regardless of whether the insurance or other proceeds, if any, shall be sufficient or made available by Lender for the purpose) restore, repair, replace and rebuild the Property as nearly as possible to its quality, utility, value, condition and character immediately prior to the Casualty or the Taking, as the case may be.

    6.3  PROCEEDS.

         (a) COLLECTION. Borrower shall use its best efforts to collect the maximum amount of insurance proceeds payable on account of any Casualty ("Insurance Proceeds"), and the maximum award or payment or compensation payable on account of any Taking ("Taking Proceeds"). In the case of a Casualty, Lender may, at its sole option, make proof of loss to the insurer if not made promptly by Borrower. Borrower shall not settle or otherwise compromise any claim for Insurance Proceeds or Taking Proceeds without Lender's prior written consent.

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         (b) ASSIGNMENT TO LENDER. Borrower hereby assigns, sets over and transfers to Lender all Insurance Proceeds and Taking Proceeds and authorizes payment of such Proceeds to be made directly to Lender. Lender may, in its sole discretion, apply such Proceeds to either of the following, or any combination thereof:

                  (i) payment of the Obligations, in any order that Lender determines and with respect to the Notes as provided therein; or

                  (ii) repair or replacement of any part of the Property so destroyed, damaged or taken, in which case Lender may impose such terms, conditions and requirements for the disbursement of proceeds for such purposes as it, in its sole discretion, deems advisable.

Notwithstanding the foregoing, Borrower has a right to rebuild, provided that no Event of Default exists, and Borrower exhibits to Lender proof of sufficient resources to rebuild, inclusive of Insurance Proceeds.

If any portion of the Obligations shall thereafter be unpaid, Borrower shall not be excused from the payment thereof in accordance with the terms of the Loan Documents. Lender shall not, in any event or circumstance, be liable or responsible for failure to collect or exercise diligence in the collection of any Insurance Proceeds or Taking Proceeds.

70  DEFAULTS; REMEDIES OF LENDER.

    7.1 EVENTS OF DEFAULT. Any Event of Default, as defined in the Loan Agreement, shall be an Event of Default under this Indenture.

    7.2 REMEDIES. In case of an Event of Default, Lender may, at any time thereafter, at its option and without notice, exercise any or all of the following remedies:

         (a) ACCELERATION. Declare the entire Obligations immediately due and payable after five (5) days when due, without notice, and it shall thereupon be immediately due and payable; or

         (b) JUDICIAL FORECLOSURE AND OTHER ACTION. Commence and maintain an action or actions in any court of competent jurisdiction to foreclose this Indenture pursuant to the Laws of the State to obtain possession of the Property or to obtain specific enforcement of the covenants of Borrower hereunder. Borrower agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy; or

         (c) OFFSET RIGHTS. Apply in satisfaction of the Obligations or any amount at any time to become due or payable in connection with the ownership, occupancy, use, restoration or repair of the Property, any deposits or other sums credited by or

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due from Lender to Borrower, including, without limitation,
Insurance Proceeds and the Taking Proceeds; or

         (d) CURE A DEFAULT. Without releasing Borrower from any obligation hereunder or under the Loan Documents, cure any default by Borrower. In connection therewith, Lender may enter upon the Property and do such acts and things as Lender deems necessary or desirable to protect the Property or the Leases; or

         (e) POSSESSION OF PROPERTY. Take physical possession of the Property and of all books, records, documents and accounts relating thereto and exercise, without interference from Borrower, any and all rights which Borrower has with respect to the Property, including, without limitation, the right at Borrower's expense, to rent and lease the same and to hire a professional property manager for the Property. If necessary to obtain possession as provided for above, Lender may, without liability to Borrower or other persons, invoke any and all legal remedies to dispossess Borrower, including, without limitation, one or more actions for forcible entry and detainer, trespass and restitution. In connection with any action taken by Lender pursuant to this Paragraph Lender shall not be liable for any loss sustained by Borrower resulting from any failure to let the Property or from any other act or omission of Lender in managing the Property unless caused by the willful misconduct or gross negligence of Lender, nor shall Lender be obligated to perform or discharge any obligation, duty or liability under any Lease or by reason of any Loan Document. Should Lender incur any such liability, the amount thereof shall be secured hereby and Borrower shall reimburse Lender therefor immediately upon demand. Lender shall have full power to make, from time to time, all alterations, renovations, repairs and replacements to the Property as may seem proper to Lender; or

         (f) RECEIVER. Secure the appointment of a receiver for the Property whether such receivership be incident to a proposed sale of such Property or otherwise, and without regard to the value of the Property or the solvency of Borrower. Borrower hereby consents to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by Lender. The appointment of such receiver, trustee or other appointee by virtue of any court order, or laws shall not impair or in any manner prejudice the rights of Lender to receive payment of rents and income; or


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         (g) UNIFORM COMMERCIAL CODE REMEDIES. Exercise any and all rights of a secured party with respect to that portion of the Indenture which constitutes personal property under the Uniform Commercial Code of the State. Written notice mailed to Borrower, as provided herein, 10 days prior to the date of public sale of the Personalty or prior to the date, after which private sale of such Personalty will be made, shall constitute reasonable notice. Any sale made pursuant to the provisions of this Paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner, if held contemporaneously with the sale of the remainder of the Property. In the event of a foreclosure sale, whether made by Lender under the terms hereof, or under judgment of a court, such Personalty and the other parts of the Property may, at the option of Lender, be sold in parts or as a whole; or

         (h) SUBROGATION. Have and exercise all rights and remedies of any person, entity or body politic to whom Lender renders payment or performance in connection with the exercise of its rights and remedies under the Loan Documents; or

         (i) OTHER. Take such other actions or commence such other proceedings under the Laws as Lender deems necessary or advisable to protect its interest in the Property and/or collect the Obligations.

    Any sums advanced by Lender under this Paragraph or Paragraph 5.1 hereof shall bear interest at the Default Rate as specified in the Loan Agreement (but in no event more than the maximum rate permitted by law); and shall be payable by Borrower on demand and such sums together with such interest thereon shall constitute a part of the Obligations.

    7.3 HOLDING OVER. Should Borrower, after an Event of Default, continue in possession of any part of the Property unlawfully, Borrower shall be a tenant from day to day, terminable at the will of either Borrower or Lender, at a reasonable rental per diem, such rental to be due and payable daily to Lender.

    7.4  GENERAL PROVISIONS RELATING TO REMEDIES.

         (a) CUMULATIVE REMEDIES. All of the rights, remedies and options set forth herein or otherwise available at law or in equity are cumulative and concurrent and may be exercised without regard to the adequacy of or exclusion of, any other right, remedy, option or security held by Lender.



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

         (b) RIGHT TO PURCHASE. At any sales of the Property pursuant hereto, Lender shall have the right to purchase the Property being sold, and in such cases the right to credit against the amount of the bid made therefor (to the extent necessary) all or any of the Obligations then due. If Lender acquires the Property Borrower shall not be entitled to any proceeds of the further sale of the Property by Lender.

         (c) NO WAIVER OR RELEASE BY LENDER. Lender may resort to any remedies and the security given by the Loan Documents in whole or in part, and in such portions and in such order as may seem best to Lender in its sole discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits or remedies evidenced by the Loan Documents. The failure of Lender to exercise any right, remedy or option provided for in the Loan Documents shall not be deemed to be a waiver of any of the covenants or obligations secured by the Loan Documents. No sale of all or any of the Property, no forbearance on the part of Lender and no extension of the time for the payment of the whole or any part of the Obligations or any other indulgence given by Lender to Borrower or any other person or entity including, without limitation, any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant in respect of the Property or any interest therein or any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Obligations, shall operate to release or in any manner affect Lender's interest in the Property or the liability of Borrower to pay the Obligations, except to the extent that such liability shall be reduced by proceeds of sale of all or any of the Property received by Lender.

         (d) WAIVER BY BORROWER. Borrower hereby waives the benefit of any laws providing for appraisal or redemption, waives any right to bring or utilize any defense, counterclaim or setoff, other than one in good faith which denies the existence or sufficiency of the facts upon which the foreclosure action is grounded or which is based on Lender's wrongful actions. If any defense, counterclaim or setoff (other than one permitted by the preceding sentence) is timely raised in such foreclosure action, such defense, counterclaim or setoff shall be dismissed. If such defense, counterclaim or setoff is based on a claim which could be tried in an action for money damages, the foregoing waiver shall not bar a separate action for such damages (unless such claim is required by Laws or applicable rules of procedure to be pleaded in or consolidated with the action initiated by Lender) but such separate action shall not thereafter be consolidated with Lender's foreclosure action. The bringing of such separate action for money damages shall not be deemed to afford any grounds for staying Lender's foreclosure action. Borrower waives any and all right to trial by jury in any action or proceeding based hereon.

8   GENERAL.

    8.1 AMENDMENTS. The Loan Documents may not be waived, changed or discharged orally, but only by an agreement in writing and signed by Lender. Such permitted waiver, change or discharge shall be effective only in the specific instances and for the purposes for which given and to the extent therein specified. Reference to any of the Loan Documents in this Indenture shall include all amendments, modifications, extensions and renewals thereof.

    8.2 NOTICES. (a) Except as otherwise provided herein, all notices and other communications required under the terms and provisions of this Indenture shall be in writing and shall become effective when delivered by hand or received by overnight courier, telex, facsimile, telegram or registered first class mail, postage prepaid, addressed as follows:

                               If to Lender, at:

                               FINOVA Capital Corporation
                               115 West Century Road
                               Paramus, New Jersey  07652
                               Facsimile No. 201-712-3497
                               Attention:  William J. McKinney
                                           Senior Vice President

with a copy to:                Winick & Rich, P.C.
                               919 Third Avenue
                               New York, New York  10022
                               Facsimile No. 212-308-5945
                               Attention:  Helen M. Mittelman, Esq.


                               If to Borrower, at:

                               Roadhouse Grill, Inc.
                               6600 N. Andrews Avenue
                               Suite 160
                               Ft. Lauderdale, Florida  33309
                               Facsimile No. 954-489-1485
                               Attention: Dennis Jones, CFO

with a copy to:                Ruden McClosky Smith Schuster & Russell, P.A.
                               200 East Broward Boulevard
                               Fort Lauderdale, Florida   33301
                               Facsimile No. 954-764-4996
                               Attention: Scott Fuerst, Esq.

or at such other address as either party may, from time to time, designate in writing to the other party hereto.

         If any notice is given by telex, facsimile transmission, or telegram, the party giving such notice shall confirm such notice by a writing delivered by hand or overnight courier; PROVIDED, HOWEVER, that for all purposes hereunder, notice shall be deemed effective at the time given by telex, telecopier or telegram.

    8.3 SUCCESSORS AND ASSIGNS. The terms, provisions, and conditions hereof shall be binding upon Borrower, and any permitted successors and assigns of Borrower, and shall inure to the Land. All references in this Indenture to Borrower, Lender shall be deemed to include all such successors and assigns.

    8.4   SEVERABILITY. A determination that any provision of the Loan
Documents is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of the Loan Documents to any person or circumstances is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

    8.5  JOINT AND SEVERAL LIABILITY.   If there is more than one Borrower, the
obligations and covenants of each Borrower shall be joint and several.

    8.6  GOVERNING LAWS.   This Indenture shall be construed according to and
governed by the Laws of the State.

    8.7 PUBLICITY. Lender is hereby authorized to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount of thereof.

    8.8  CAPTIONS.   All paragraph and subparagraph captions are for convenience of reference only and shall not affect the construction of any provision herein.

    8.9  THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY
APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGE PROPERTY.

                                    BORROWER:

                                    ROADHOUSE GRILL, INC.


                                    BY: /s/ Dennis Jones
                                       ----------------------------------------
                                                 Dennis Jones, CFO

                                    6600 N. Andrew Avenue, Ste 160
                                    Ft. Lauderdale, Florida  33309

                                    LENDER:

                                    FINOVA CAPITAL CORPORATION


                                    BY: /s/ Bernice H. Carr
                                       ----------------------------------------

                                    115 West Century Road
                                    Paramus, New Jersey  07652

STATE OF FLORIDA )
                 ) SS:
COUNTY OF BROWARD)

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgements, the foregoing instrument was acknowledged before me by DENNIS JONES, the Chief Financial Officer of ROADHOUSE GRILL, INC., a Florida corporation, freely and voluntarily under authority duly vested in him/her by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. He is personally known to me.

     WITNESS my hand and official seal in the County and State last aforesaid this 5th day of September, 1997:


                                /s/ Scott J. Fuerst
                                --------------------------------
                                Notary Public


                                Scott J. Fuerst
                                --------------------------------
                                Typed, printed or stamped name of Notary Public


My Commission Expires:         [NOTARY SEAL]        SCOTT J. FUERST
                                                COMMISSION # CC 503072
                                                  EXPIRES NOV 9, 1999
                                                     BONDED THRU
                                              ATLANTIC BONDING CO., INC.

STATE OF NEW JERSEY )
                    ) SS: PARAMUS
COUNTY OF BERGEN    )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgements, the foregoing instrument was acknowledged before me by Bernice H. Carr, the Vice President of FINOVA CAPITAL CORPORATION, a Delaware corporation, freely and voluntarily under authority duly vested in him/her by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. He is personally known to me.

     WITNESS my hand and official seal in the County and State last aforesaid this 8th day of September, 1997:


                                /s/ Judine S. Correggio
                                --------------------------------
                                Notary Public


                                Judine S. Correggio
                                --------------------------------
                                Typed, printed or stamped name of Notary Public


My Commission Expires:    [NOTARY SEAL]         JUDINE S. CORREGGIO
                                          Notary Public, State of New Jersey
                                                    No. # 2181034
                                             Commission Expires 9/1/2000















                                      -18-